UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2013

FIRST SOLAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 West Washington Street

Suite 600

Tempe, Arizona 85281

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 414-9300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Signature

Item 7.01 Regulation FD Disclosure.

On April 9, 2013, we provided our guidance for 2013, including a range for 2013 net sales of $3.8 billion to $4.0 billion and a range for 2013 earnings per share of $4.00 to $4.50. Today, we are reaffirming our 2013 guidance, including our estimated net sales range and our estimated earnings per share range.

We have not historically provided guidance regarding financial performance during any particular quarter, with the exception of the first quarter of 2013. As we stated on our first quarter of 2013 earnings call, the sale of certain projects in Canada, which we refer to as the ABW projects, could close in the second half of 2013 rather than in the second quarter of 2013. This would result in a shift of the net sales and earnings associated with the sale of these projects from the second quarter of 2013 into the second half of 2013. Although we are currently working on closing the sale of these projects in the second quarter, we expect that any such shift would result in a material sequential decline in our net sales and a material sequential decline in earnings per share for the second quarter of 2013 and a corresponding increase in our net sales and earnings per share for the second half of 2013. This kind of quarterly variability is the principal reason that we have not historically provided guidance on a quarterly basis, and we reiterate that it is important to stay focused on our full year guidance, which we are reaffirming today.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This current report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to inherent risks, uncertainties and assumptions that are difficult to predict. All statements in this current report, other than statements of historical fact, are forward-looking statements. The forward-looking statements include statements, among other things, concerning our business strategy, including anticipated trends and developments in and management plans for, our business and the markets in which we operate; future financial results, operating results, revenues, gross margin, operating expenses, products, projected costs, and capital expenditures; our ability to continue to reduce the cost per watt of our solar modules; research and development programs and our ability to improve the conversion efficiency of our solar modules; sales and marketing initiatives; and competition. In some cases, you can identify these statements by forward-looking words, such as “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “seek,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” “continue,” and the negative or plural of these words, and other comparable terminology. Forward-looking statements are only predictions based on our current expectations and our projections about future events. All forward-looking statements included in this current report speak only as of the date of this current report. You should not place undue reliance on these forward-looking statements. We undertake no obligation to update any of these forward-looking statements for any reason. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by these statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.

Date: June 11, 2013	By:	/s/ Mary Beth Gustafsson
	Name:	Mary Beth Gustafsson
	Title:	Executive Vice President, General Counsel and Secretary